Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Emerging Markets Local Currency Bond ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information

This Supplement Supersedes the Supplement Dated April 12, 2024

September 18, 2024

Anthony Beevers, a portfolio manager to the Fund, is now an employee of First Trust Portfolios Asia Pte. Ltd. (“FTP Asia”). FTP Asia and First Trust Global Portfolios Limited, the Fund’s investment sub-advisor (“FTGP”), have entered into a memorandum of understanding pursuant to which certain investment professionals from FTP Asia may render portfolio management, research, trading and related services to U.S. clients of FTGP, including the Fund.

Please Keep this Supplement for Future Reference